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 CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Clifford D. Corso, President of 1838 Bond-Debenture Trading Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 15, 2006                                  /s/ Clifford D. Corso
    ---------------                          -----------------------------------
                                             Clifford D. Corso, President
                                             (principal executive officer)


I, Marc D. Morris, Treasurer of 1838 Bond-Debenture Trading Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 15, 2006                                 /s/ Marc D. Morris
    ---------------                          -----------------------------------
                                             Marc D. Morris, Treasurer
                                             (principal financial officer)